HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-145655     HV-3739 – Group Variable Annuity Contract

Supplement dated February 17, 2017 to your Prospectus

SUB-ADVISER CHANGE

JANUS ASPEN ENTERPRISE PORTFOLIO – INSTITUTIONAL SHARES

JANUS ASPEN FORTY PORTFOLIO – INSTITUTIONAL SHARES

JANUS ASPEN GLOBAL RESEARCH PORTFOLIO – INSTITUTIONAL SHARES

JANUS ASPEN OVERSEAS PORTFOLIO – INSTITUTIONAL SHARES

On October 3, 2016, Janus Capital Group Inc. (“Janus”), the direct parent of Janus Capital Management LLC, the investment adviser to the Funds (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (the “Agreement”) relating to the business combination of Henderson and Janus (the “Merger”).  Pursuant to the Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into Janus, with Janus as the surviving corporation and a direct wholly-owned subsidiary of Henderson.  The Merger is expected to close in the second quarter of 2017, subject to the requisite shareholder and regulatory approvals.

The consummation of the Merger will be deemed to be an assignment (as defined in the Investment Company Act of 1940, as amended) of the advisory agreements between the Funds and Janus Capital.  As a result, the consummation of the Merger will cause such advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Funds (the “Board”) approved, subject to shareholder approval, a new investment advisory agreement between each Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to each Fund following the closing of the Merger. Each new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreements.

The shareholder meeting is expected to be held on or about April 6, 2017.

In addition, each Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Effective, upon consummation of the Merger each Fund will be re-named, as follows:

Current Name	New Name

Janus Aspen Enterprise Portfolio – Institutional Shares	Janus Henderson VIT Enterprise Portfolio – Institutional Shares
Janus Aspen Forty Portfolio – Institutional Shares	Janus Henderson VIT Forty Portfolio – Institutional Shares
Janus Aspen Global Research Portfolio – Institutional Shares	Janus Henderson VIT Global Research Portfolio – Institutional Shares
Janus Aspen Overseas Portfolio – Institutional Share	Janus Henderson VIT Overseas Portfolio – Institutional Shares

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.